Exhibit 99.1

Carr America

America’s Workplace®

Supplemental Operating and Financial Data

For the Quarter Ended March 31, 2006

All dollar amounts shown in this report are in U.S. dollars.

This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.

Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

TABLE OF CONTENTS

PAGE
CORPORATE OVERVIEW

The Company	1
Board of Directors / Executive Officers / Research Coverage	2
Regional Offices / Investor Relations / Information Requests	3

FINANCIAL HIGHLIGHTS

Key Quarterly Financial Data	4
Same Store Results and Analysis	5
Financial Ratios	6
Share and Operating Partnership Unit Data	7
Debt Capitalization Summary	8-9
Corporate Investment Information	10
Unconsolidated Equity Investments	11

OPERATING ANALYSIS

Current Summary of Operating Properties	12-15
Occupancy Summary and Lease Roll-over Schedule	16-17
Operating Portfolio Lease Economics	18
Top 25 Tenants by Rent	19
Current Development Activity by Market	20
Land Held for Future Development Schedule	21

Reconciliation of Financial Measures	22-23
Computation of Supplemental Measures	24-25

THE COMPANY

CarrAmerica Realty Corporation (the “Company”) is a self-administered and self-managed equity real estate investment trust (“REIT”) organized under the laws of Maryland which owns, develops, acquires and operates office properties. The Company’s office properties are located in 12 markets across the United States.

CURRENT PORTFOLIO

(consolidated, stabilized; as of 3/31/06)

237 Properties

18.4 Million Square Feet

(consolidated/unconsolidated; as of 3/31/06)

287 Properties

26.4 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Fitch:	BBB
Moody’s:	Baa2
Standard & Poor’s:	BBB

OCCUPANCY

(At March 31, 2006)

90.5% Consolidated Properties

90.8% Consolidated/Unconsolidated Properties

REGIONAL DISTRIBUTION

(consolidated; as of 3/31/06)

	Based on POI*	Based on Square Footage
Pacific region	53.83%	55.51%
Eastern region	35.58%	24.84%
Central region	6.06%	11.35%
Mountain region	4.53%	8.30%

MARKETS

(consolidated; as of 3/31/06)

	% of POI*	% of Sq. Ft.
Washington DC Metro	35.58%	24.84%
San Francisco Bay Area	29.56%	28.37%
Southern California	15.76%	14.61%
Seattle/Portland	8.51%	12.53%
Chicago	3.19%	6.64%
Salt Lake City	2.32%	3.41%
Denver	2.21%	4.89%
Dallas	1.79%	2.54%
Austin	1.08%	2.17%

	100.00%	100.00%

*	POI is Property Operating Income – Property operating revenue less property operating expenses and real estate taxes. POI is the performance measure used to assess the results of our real estate property operations segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest, depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

BOARD OF DIRECTORS

Thomas A. Carr

Chairman of the Board and

Chief Executive Officer

CarrAmerica Realty Corporation

Bryce Blair

Chairman and Chief Executive Officer

AvalonBay Communities, Inc.

Andrew F. Brimmer

President

Brimmer & Company Inc

K. Dane Brooksher

Chairman of the Board

ProLogis

Joan Carter

President & COO

UM Holdings LTD

Patricia Diaz Dennis

Senior Vice President and Assistant General Counsel

SBC Services, Inc.

Philip L. Hawkins

President and Chief Operating Officer

CarrAmerica Realty Corporation

Robert E. Torray

Chairman

Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.

President and Co-Chairman

Lockhart Companies Inc.

EXECUTIVE OFFICERS

Thomas A. Carr

Chief Executive Officer

Philip L. Hawkins

President and Chief Operating Officer

Stephen E. Riffee

Chief Financial Officer

Karen B. Dorigan

Chief Investment Officer

Linda A. Madrid

Managing Director, General Counsel and

Corporate Secretary

RESEARCH COVERAGE(1)

David Aubuchon

A.G. Edwards

(314) 955-5452

Daniel Oppenheim

Bank of America Securities

(212) 847-5705

Ross Smotrich

Bear Stearns & Co.

(212) 272-8046

Louis Taylor

Deutsche Banc Alex. Brown

(212) 250-4912

Christopher Haley/Gregory Korondi

Wachovia Securities

(443)263-6773/(443) 263-6579

Carey Callaghan/Dennis Maloney

Goldman, Sachs & Co.

(212) 902-4351/(212) 902-1970

Jim Sullivan/Cedrik LaChance

Green Street Advisors

(949) 640-8780

Anthony Paolone

JPMorgan

(212) 622-6682

David Fick/John Guinee

Legg Mason Wood Walker, Incorporated

(410) 454-5018

David Harris

Lehman Brothers

(212) 526-5702

Steve Sakwa/Brian Legg

Merrill Lynch & Co.

(212) 449-0335/(212) 449-1433

Greg Whyte/David Cohen

Morgan Stanley Dean Witter

(212) 761-6331/(212) 761-8561

Jim Sullivan/Jamie Feldman

Prudential Securities

(212) 778-2515/ (212) 778-1724

Jonathan Litt/John Stewart

Salomon Smith Barney

(212) 816-0231/(212) 816-1685

(1)	Carramerica Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Carramerica Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Carramerica Realty Corp. or its management. Carramerica Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

CORPORATE HEADQUARTERS

1850 K Street, NW

Suite 500

Washington, DC 20006

202-729-1700

REGIONAL OFFICES

Austin, Texas; Dallas, Texas; Denver Colorado; Salt Lake City, Utah

Jeffrey S. Pace, Managing Director

Chicago, Illinois

Gerald J. O’Malley, Managing Director

Northern California

Christopher Peatross, Managing Director

Seattle/Portland

Clete Casper, Managing Director

Southern California

Malcolm O’Donnell, Managing Director

Washington, D.C.

Phillip Thomas, Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

COMMON STOCK TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation

1850 K Street, NW

Washington, DC 20006

Telephone: 202-729-1700

Fax: 202-729-1060

CONTACT

Stephen M. Walsh

Senior Vice President, Capital Markets

Telephone: 202-729-1764

E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

Investor Relations at 202-729-7518

Or 1-800-417-2277

swalsh@carramerica.com

Carr America

PLEASE VISIT OUR CORPORATE WEB SITE AT:

www.carramerica.com

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data

($ and shares in thousands)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Shares and Units:

Common Shares	59,039	58,690	58,462	55,707	55,195
Outstanding Minority Units (a)	5,106	5,117	5,169	5,185	5,214
Combined Shares and Minority Units (a)	64,145	63,807	63,631	60,892	60,409
Weighted Average - Basic	58,324	58,065	56,930	54,930	54,598
Weighted Average - Diluted	58,958	58,481	57,534	55,466	60,239

Share Price:

At the End of the Period	$44.61	$34.63	$35.95	$36.18	$31.55
High During Period	44.93	36.52	39.55	37.05	33.35
Low During Period	34.46	31.22	34.48	30.75	30.00

Capitalization Summary:

Market Value of Common Equity (a,h)	$2,861,508	$2,209,636	$2,287,534	$2,203,073	$1,905,904
Preferred Equity	201,250	201,250	201,250	201,250	201,250
Total Debt (f)	1,942,936	1,888,527	1,912,964	1,793,230	1,943,660
Total Market Capitalization (g)	5,005,694	4,299,413	4,401,748	4,197,553	4,050,814
Total Debt/Total Market Capitalization (g)	38.8%	43.9%	43.5%	42.7%	48.0%

Financial Information:

Total Assets	$3,188,830	$3,152,172	$3,161,280	$2,957,441	$3,107,489
Book Value of Real Estate Assets (before accumulated depreciation)	3,352,180	3,280,427	3,212,264	3,141,818	3,147,841
Total Liabilities	2,066,613	2,019,193	2,028,133	1,909,479	2,052,433
Total Minority Interest	58,695	58,470	59,902	59,617	61,050
Total Shareholders’ Equity	1,063,525	1,074,509	1,073,245	988,345	994,006
Total Operating Revenues	123,144	123,946	114,281	113,588	120,814
Property Operating Income (i)	75,056	75,550	69,832	70,703	75,367
Property Operating Income Percent of Revenue (i)	64.0%	65.1%	64.0%	65.2%	65.4%
EBITDA (e)	71,239	76,497	71,493	72,605	77,371
Interest Coverage Ratio (b,e,g)	2.3	2.6	2.5	2.6	2.6
Interest Coverage Ratio (c,e,g)	2.3	2.6	2.5	2.6	2.6
Fixed Charge Coverage Ratio (b,e,g)	2.0	2.2	2.1	2.2	2.2
Fixed Charge Coverage Ratio (c,e,g)	2.0	2.2	2.1	2.2	2.2
Net income	17,488	28,182	13,627	11,868	95,042
Diluted FFO available to common shareholders (d)	35,935	39,357	40,096	42,271	41,402
Funds available for distribution to common shareholders coverage ratio (j)	0.0	(0.2)	0.6	1.0	1.1
Dividends Declared	0.50	0.50	0.50	0.50	0.50
Net-Straight Line Revenue Adjustment	7,104	7,082	3,817	(331)	2,487

Consolidated Portfolio:

Buildings	237	235	243	239	238
Total Square Footage (in thousands)	18,407	18,366	18,687	18,608	18,686
Current Occupancy	90.5%	89.4%	87.6%	88.3%	88.6%

Consolidated and Unconsolidated Portfolio:

Buildings	287	285	294	290	287
Total Square Footage (in thousands)	26,376	26,296	27,040	26,966	26,226
Current Occupancy	90.8%	90.0%	88.5%	88.4%	88.8%

(a)	Minority partnership units are included in market value computation.
(b)	Excluding capitalized interest. See page 25 for computation.
(c)	Including capitalized interest. See page 25 for computation.
(d)	Represents diluted Funds from Operations (FFO). Funds from operations is defined as net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures in accordance with the NAREIT definition. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidulitive. In the first quarter 2006, minority units were antidilutive. See page 22 for a reconciliation of diluted FFO to net income.
(e)	Excludes impairment charges and prepayment penalties on debt. See page 23 for reconciliation of EBITDA to net income.
(f)	Excludes bond issue costs and discounts and the fair value of interest rate swaps.
(g)	Refer to page 6 for definintion.
(h)	Market value based on end of period stock price.
(i)	Property operating income - Property operating revenue less property operating expenses and real estate taxes (see page 1).
See page 25 for reconciliation to net income.
(j)	See page 24 for reconciliation of funds available for distribution to net income, definition and computation of ratio.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Same Store Operating Property Results

	Three Months Ended March 31,		% Change
(In thousands)	2006	2005
Real estate rental revenue	$108,525	$108,772	-0.2%
Real estate operating expenses	39,328	37,640	4.5%

Total same store property operating income*	$69,197	$71,132	-2.7%

Straight-line rent adjustment	$6,530	$2,996	118.0%

Average occupancy	89.8%	87.7%

Same store square footage	16,672,579

*	Property operating income is the performance measure used to assess the results of our real estate property segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest, depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Financial Ratios

Financial Position Ratios for Operations:

	March 31, 2006	December 31, 2005
Total Debt/Total Capitalization (Book Value) (1)	62.6%	61.8%
Total Debt/Total Capitalization (Market) (2)	38.8%	43.9%

Operating Ratios for Operations:

	Three Months Ended March 31,
	2006	2005
Secured Property Operating Income/EBITDA (3)	15.9%	15.2%

Interest Coverage (4)
Including capitalized interest	2.3	2.6
Excluding capitalized interest	2.3	2.6

Fixed Charge Coverage (5)
Including capitalized interest	2.0	2.2
Excluding capitalized interest	2.0	2.2

G&A as a % of Revenue (6)	10.1%	8.2%

(1)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by total debt excluding unamortized bond discount and fair market value of interest rate swaps plus stockholders’ equity, minority interest, rents received in advance and security deposits. The components of the calculation are presented in the following table:

(In thousands)	3/31/2006	12/31/2005
Total debt	$1,942,936	$1,888,527

Stockholders’ equity	1,063,525	1,074,509
Minority interest	58,692	58,470
Rents received in advance and security deposits	38,967	32,534

Total capitalization (book value)	$3,104,120	$3,054,040

(2)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by market value of common stock (total common shares outstanding at quarter end times closing market price at quarter end) plus preferred equity liquidation value and total debt excluding unamortized bond discount and fair market value of interest rate swaps. See page 4 for components of calculation.
(3)	See page 23 for a reconciliation of EBITDA to net income and the computation of these amounts. Secured property operating income is rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.
(4)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by interest expense (including or excluding capitalized interest and prepayment penalties on debt). See page 25 for calculation.
(5)	Calculated as net income less interest expense (including or excluding capitalized interest and prepayment penalties on debt), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by principal mortgage debt payments plus preferred dividends and interest expense (including or excluding capitalized interest and prepayment penalties on debt). See page 25 for calculation.
(6)	General and administrative expense divided by total revenue.
(7)	We believe these ratios are helpful to investors enabling the investors to compare CarrAmerica against other companies or industry benchmarks.

CARRAMERICA REALTY CORPORATION

AND SUBSIDIARIES

Share and Operating Partnership Data

The following table sets forth our common shares and dividend paying operating partnership units outstanding at March 31, 2006 and December 31, 2005, and our weighted average common shares and dividend paying operating units outstanding for the quarters ended March 31, 2006 and 2005.

(In thousands)	CarrAmerica Realty Corporation Common Shares Outstanding	CarrAmerica Realty Corporation Restricted Common Shares Outstanding	Dividend Paying Units Outstanding (a)
Outstanding as of
March 31, 2006	58,448	591	5,106
December 31, 2005	58,192	498	5,117

Weighted average for the three months ended March 31,
2006	58,324	566	5,112
2005	54,598	449	5,223

Notes:

(a)	Operating partnership units are redeemable for cash or common shares, at our option, on a one-for-one basis.
*	We have 8,050,000 shares of Series E Cumulative Redeemable Preferred stock outstanding as of March 31, 2006 which are not included in the table above. The quarterly dividend is $0.46875 per share.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary

Secured Mortgages Payable

($ in thousands) Description of Notes/ Lender	Property	Principal Outstanding	Interest Rate	Maturity Date	2006	2007	2008	2009	2010 & Thereafter
Midland Loan Services	Palomar Oaks	$8,753	8.85%	4/1/2009	$193	$278	$304	$7,978	$—
Northwest Mutual	1255 23rd St.	35,446	8.12%	4/1/2009	534	778	842	33,292	—
	1730 Pennsylvania
	International Square
Northwest Mutual	1255 23rd St.	170,010	8.12%	4/1/2009	2,560	3,730	4,040	159,680	—
	1730 Pennsylvania
	International Square
New York Life Insurance	South Coast	13,747	7.13%	6/10/2009	235	335	359	12,818	—
TransAmerica Life Insurance	1775 Pennsylvania	11,113	7.63%	9/1/2009	133	188	203	10,589	—
Teachers Insurance and Annuity	7000 W. Lantana	11,867	5.70%	1/1/2015	158	249	264	279	10,917

		$250,936			$3,813	$5,558	$6,012	$224,636	$10,917

Notes Payable

Lender	Security	Principal Outstanding	Interest Rate	Maturity Date	2006
EquiTrust Life Insurance Co.	Letter of Credit	$2,999	8.25%	11/1/2006	2,999

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary - Continued

Senior Unsecured Notes

($ in thousands)	Principal Outstanding	Interest Rate	Maturity Date	2006	2007	2008	2009	2010	2011 Thereafter
7.375% notes due 2007	$125,000	7.375%	7/1/2007	$—	$125,000	$—	$—	$—	$—
6.875% notes due 2008	100,000	6.875%	3/1/2008	—	—	100,000	—	—	—
3.625% notes due 2009*	225,000	3.625%	4/1/2009	—	—	—	225,000	—	—
7.125% notes due 2012	400,000	7.125%	1/15/2012	—	—	—	—	—	400,000
5.261% notes due 2007	50,000	5.261%	11/30/2007	—	50,000	—	—	—	—
5.250% notes due 2007	175,000	5.250%	11/30/2007	—	175,000	—	—	—	—
5.125% notes due 2011	200,000	5.125%	9/1/2011	—	—	—	—	—	200,000
5.500% notes due 2010	250,000	5.500%	12/15/2010	—	—	—	—	250,000	—

	$1,525,000			$—	$350,000	$100,000	$225,000	$250,000	$600,000

*	See hedging

Hedging Instruments

($ in thousands)	Notional Amount	Maturity Date	Reset	Terms
Interest rate swap[1]	100,000	4/1/2009	Arrears	6ML+.2675%

[1]	Interest rate on $100M of 3.625% notes including effect of interest rate swap is 5.76%

Unsecured Line of Credit

($ in thousands) Lender	Available Commitment	Interest Rate	Maturity Date	Amount Outstanding at Beginning of Year	Advances	Repayments	Amount Outstanding End of Period	Letters of Credit Outstanding
JPMorgan Chase Bank	$500,000	L+.65%	6/20/2007	$120,000	$118,000	$74,000	$164,000	$14,199

Bond Covenant Requirements	Unsecured Credit Facility Covenant Requirements
Minimun Annual Service Charge > 1.50X	Minimum Ratio of Annual EBITDA to Interest Expense > 2 to 1

Maximum Total Indebtedness to Total Assets < 60%	Minimum Ratio of Annual EBITDA to Fixed Charges of at Least 1.5 to 1

Maximum Total Secured Debt to Total Assets < 40%	Maximum Ratio of Aggregate Unsecured Debt to Tangible Fair Market

Minimum Total Unencumbered Assets to Unsecured Indebtedness > 150%	Value of Unencumbered Assets > 60%

-As of March 31, 2006, we are in compliance with our bond covenants.	Maximum Ratio of Total Debt to Tangible Fair Market

Value of Assets > 60%

Maximum Ratio of Total Secured Debt to Tangible Fair Market

Value of Assets > 30%

-As of March 31, 2006, we are in compliance with our credit facility covenants.

CARRAMERICA REALTY CORPORATION

AND SUBSIDIARIES

Investment Balances

($ in thousands)	Accounting Method	Percentage Ownership	Investment Balance as of March 31, 2006
Carr Office Park LLC	Equity	35%	$39,538
575 7th St.	Equity	30%	7,527
1919 Pennsylvania Assoc.	Equity	49%	16,359
1888 Century Plaza	Equity	35%	14,863
North Dallas Town Center	Equity	20%	15,832
Colonnade	Equity	20%	9,544
1201 F Street	Equity	35%	20,191
Custer Court	Equity	49%	2,119
Agilquest	Cost	19%	1,659
WCM JV	Equity	16%	1,216
300 W. Sixth Street (1)	Equity	20%	21
Pleasant Partners	Equity	20%	—
10UCP	Equity	20%	—

			$128,869

(1)	Sole asset was sold in October 2005.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Unconsolidated Equity Investments

As of and for the Three Months Ended March 31, 2006

($ in thousands)	1888 Century	Custer Court	1201 F St.	Carr Office Park	WCM JV	1919 Penn Assoc.	575 7th St.	10 UCP	North Dallas Town	Pleasant Partners	Colonnade
Equity[1]	14,984	1,838	21,326	61,882	1,216	17,285	3,261	(10,517)	15,768	19,745	9,565
Loans payable[2]	28,284	5,140	—	74,602	—	38,191	35,415	51,600	—	20,000	19,660
Percentage ownership	35%	49%	35%	35%	16%	49%	30%	20%	20%	20%	20%
Total revenue	3,462	597	3,146	16,862	377	5,190	4,162	6,768	2,837	6,619	4,928
Expenses
Operating expenses	1,484	270	1,188	6,920	62	1,835	1,712	2,273	1,107	2,208	2,233
Interest expense	1,059	158	640	3,690	—	1,432	1,516	4,809	—	1,544	1,224
Depreciation/amortization	949	228	616	5,323	155	762	1,215	1,621	1,071	2,732	2,647

Total expenses	3,492	656	2,444	15,933	217	4,029	4,443	8,703	2,178	6,484	6,104
Gain on sale[3]	—	—	—	—	—	—	25	—	—	—	—

Net income	(30)	(59)	702	929	160	1,161	(256)	(1,935)	659	135	(1,176)

Equity in earnings	(9)	(32)	239	487	26	575	(129)	—	132	82	(235)

[1]	CarrAmerica’s share of the investee’s equity
[2]	CarrAmerica’s percentage of investee debt
[3]	CarrAmerica’s share of gain is recorded on the gain line of its income statement and not through equity in earnings.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of March 31, 2006

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Consolidated Properties

Downtown Washington, D.C.:
International Square	1,016,406	93.7%	3
900 19th Street	101,296	100.0%	1
2550 M Street	192,393	100.0%	1
1730 Pennsylvania Avenue	229,174	96.5%	1
1775 Pennsylvania Avenue	143,857	98.6%	1
Commercial National Bank Building	200,266	99.1%	1
1255 23rd Street	304,721	97.0%	1
1747 Pennsylvania Avenue	151,846	100.0%	1
1717 Pennsylvania Avenue	184,446	100.0%	1

Downtown Washington, D.C.	2,524,405	96.6%	11

Suburban Washington, D.C.:
Canal Center	495,694	92.6%	4
TransPotomac V Plaza	97,634	89.2%	1
One Rock Spring Plaza	205,298	100.0%	1
Reston Crossing	327,788	100.0%	2
Commonwealth Tower	339,599	100.0%	1
Park Place	166,134	91.3%	1
Tysons International	416,340	71.2%	2

Suburban Washington, D.C.	2,048,487	91.1%	12

Washington, D.C. Metro	4,572,892	94.2%	23

Southern California,
Los Angeles:
Warner Center	344,196	92.6%	12
Warner Premier	61,210	93.0%	1

Los Angeles	405,406	92.6%	13
Orange County
Scenic Business Park	139,359	94.9%	4
Harbor Corporate Park	151,415	99.1%	4
Von Karman	104,375	100.0%	1
Pacific Corporate Plaza	124,196	100.0%	3
South Coast Executive Center	154,959	100.0%	2
Bay Technology Center	107,481	100.0%	2

Orange County	781,785	98.9%	16
San Diego:
Del Mar Corporate Plaza	124,345	100.0%	2
Lightspan	66,622	79.0%	1
La Jolla Spectrum	156,653	100.0%	2
Palomar Oaks Technology Park	170,705	99.4%	6
Town Center Technology Park IV	105,358	100.0%	1
Torrey Pines Research Center	81,816	100.0%	1
Highlands Corporate Center	203,086	79.8%	5
Town Center Technology Park	182,120	100.0%	3
Carroll Vista	107,579	100.0%	3
Corporate Plaza II	116,195	94.6%	2
Chancellor Park	187,990	93.2%	2

San Diego	1,502,469	95.0%	28

Southern California	2,689,660	95.8%	57

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of March 31, 2006

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Northern California,
San Francisco Bay Area:
Bayshore Centre	94,874	100.0%	1
Rincon Centre	201,178	53.9%	3
Valley Centre II	212,082	89.4%	4
Valley Office Centre	68,917	100.0%	2
Valley Centre	102,291	100.0%	2
Rio Robles	368,178	100.0%	7
Baytech Business Park	300,000	74.7%	4
3571 North First Street	116,459	0.0%	1
Oakmead West	425,981	85.0%	7
Clarify Corporate Center	258,048	100.0%	4
Valley Technology Center	460,590	98.3%	7
Golden Gateway Commons	276,190	76.5%	3
Techmart Commerce Center	262,278	96.4%	1
Fremont Technology Park	139,304	71.9%	3
San Mateo Center	207,882	85.2%	3
Mountain View Gateway Center	236,400	100.0%	2
Sunnyvale Technology Center	165,520	100.0%	5
Stanford Research Park	89,595	100.0%	2
500 Forbes	155,685	100.0%	1
Corporate Technology Centre	508,230	68.1%	7
Mission Towers I	281,178	100.0%	1
Fairchild Drive	131,561	100.0%	2
2711 North First Street	74,621	22.6%	1
3553 North First Street	85,585	100.0%	1

San Francisco	5,222,627	85.8%	74

Portland, OR:
Sunset Corporate Park	132,531	70.6%	3
Rock Creek Corp Center	142,662	100.0%	3

Portland	275,193	85.8%	6

Seattle, WA:
Redmond Hilltop	90,880	84.1%	2
Canyon Park	316,978	90.5%	6
Willow Creek	96,179	100.0%	1
Willow Creek Corp. Center	319,376	85.2%	6
Canyon Park Commons	176,846	100.0%	3
Redmond East	398,320	68.3%	10
Canyon Park Commons	95,290	100.0%	1
North Creek Corporate Center	94,048	95.0%	3
West Willows Technology Center	155,830	100.0%	3
Plaza at North Creek	193,302	92.0%	1
Casey Family	77,179	100.0%	1
Dexter Avenue	17,725	100.0%	2

Seattle	2,031,953	88.3%	39

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of March 31, 2006

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Austin, TX:
City View Centre	136,106	92.3%	3
City View Centre	128,716	100.0%	1
7000 W. Lantana	133,817	100.0%	2

Austin	398,639	97.4%	6

Chicago, IL:
Butterfield Road	364,971	80.8%	2
The Crossings	289,599	87.1%	1
Parkway North I	251,874	93.8%	1
Bannockburn	315,287	73.8%	3

Chicago	1,221,731	83.2%	7

Dallas, TX:
Cedar Maple Plaza	113,010	86.2%	3
Tollway Plaza	354,458	95.3%	2

Dallas	467,468	93.1%	5

Denver, CO:
Harlequin Plaza	319,069	81.7%	2
Quebec Court I	130,000	100.0%	1
Quebec Court II	157,294	100.0%	1
Quebec Centre	106,865	90.1%	3
Dry Creek	185,957	88.6%	2

Denver	899,185	90.0%	9

Salt Lake City, UT:
Sorenson Research Park	321,475	96.0%	6
Wasatch Corporate Center	227,889	98.3%	4
Creekside	78,000	100.0%	1

Salt Lake City	627,364	97.3%	11

TOTAL CONSOLIDATED PROPERTIES:	18,406,712		237
WEIGHTED AVERAGE @ Mar. 31, 2006		90.5%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As of March 31, 2006

Property	Company’s Effective Property Ownership	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Unconsolidated Properties
Washington, D.C.:
1919 Pennsylvania Avenue	49%	240,399	99.4%	1
2025 M Street	49%	174,763	100.0%	1
1201 F Street	35%	221,889	100.0%	1
Bond Building	15%	162,182	100.0%	1
Terrell Place	30%	393,335	88.8%	1

Portland, OR:
GM Call Center	16%	103,279	100.0%	1

Chicago
Parkway	35%	745,277	96.6%	6

Dallas
Royal Ridge	35%	505,282	99.5%	4
Custer Court	49%	120,800	94.4%	1
North Dallas Town Center	20%	391,251	98.7%	3
Colonnade	20%	977,850	85.4%	3

Austin
Riata Corporate	35%	671,998	88.1%	8
Riata Crossing	35%	324,963	100.0%	4

Denver
Panorama	35%	673,713	97.2%	6

San Francisco Bay Area
CarrAmerica Corporate Center	20%	1,006,726	87.0%	7

Los Angeles
10UCP	20%	771,277	93.9%	1
1888 Century Park East	35%	484,154	66.2%	1

TOTAL UNCONSOLIDATED PROPERTIES:		7,969,138		50
WEIGHTED AVERAGE @ Mar. 31, 2006			91.6%

ALL OPERATING PROPERTIES
TOTAL:		26,375,850		287
WEIGHTED AVERAGE @ Mar. 31, 2006			90.8%

(1)	Includes office, retail and parking space but excludes storage space.
(2)	Includes space for leases that have been executed and have commenced as of Mar. 31, 2006.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Lease Rollover Schedule - Stabilized Properties

Market	Square Feet	As of Mar. 31, 2006		Vacant Sq. Feet	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016 Thereafter
		Current Occupancy	YTD Ave. Occupancy
Los Angeles	405,406	92.6%	93.6%	29,850	110,916	64,726	37,349	30,617	31,437	29,092	52,787	11,514	7,118	—	—
Orange County	781,785	98.9%	99.0%	8,406	30,877	146,181	278,650	170,361	60,540	86,770	—	—	—	—	—
San Diego	1,502,469	95.0%	94.1%	75,172	93,669	82,336	100,828	211,892	190,203	200,368	328,570	2,868	3,565	136,104	76,894
San Francisco Bay Area	5,222,627	85.8%	87.3%	743,693	741,131	543,832	615,005	797,119	561,313	372,340	303,617	158,249	152,555	76,410	157,363
Seattle	2,031,953	88.3%	82.0%	238,088	133,373	61,159	118,833	415,277	172,073	109,581	51,435	150,562	39,541	184,587	357,444
Portland	275,192	85.8%	85.8%	39,005	—	6,909	—	13,756	184,304	20,535	10,683	—	—	—	—
Denver	899,185	90.0%	90.8%	90,197	12,786	34,044	308,295	135,911	37,627	96,771	20,763	32,791	—	130,000	—
Salt Lake City	627,364	97.3%	97.1%	16,782	10,210	52,286	159,754	163,692	111,217	52,315	42,873	18,235	—	—	—
Chicago	1,221,731	83.2%	69.9%	205,675	44,018	51,110	127,944	92,824	130,022	110,610	33,393	132,836	13,732	29,201	250,366
Austin	398,639	97.4%	96.6%	10,492	36,169	51,210	20,321	135,568	7,455	—	—	8,708	128,716	—	—
Dallas	467,468	93.1%	92.4%	32,072	9,773	46,045	132,816	122,443	65,312	39,788	4,464	10,398	4,357	—	—
Washington, D.C.
Downtown	2,524,405	96.6%	96.0%	84,868	385,214	394,319	130,961	245,175	50,027	58,972	125,316	260,970	109,343	17,514	661,726
Suburban	2,048,487	91.1%	91.1%	181,446	245,939	172,383	209,466	434,693	206,640	295,622	101,516	24,703	26,834	123,028	26,217

Total	18,406,711	90.5%	89.2%	1,755,746	1,854,075	1,706,540	2,240,222	2,969,328	1,808,170	1,472,764	1,075,417	811,834	485,761	696,844	1,530,010

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Rent Rollover Schedule of Minimum Annualized Base Rent - Stabilized Properties

Market	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016 & Thereafter
Los Angeles	$3,443,070	$1,676,539	$856,185	$750,167	$781,489	$551,124	$1,221,614	$274,942	$186,670	$—	$—
Orange County	663,568	2,789,992	5,349,702	3,349,250	1,377,327	2,074,694	—	—	—	—	—
San Diego	2,460,035	1,930,648	3,185,908	6,717,445	4,927,010	4,853,911	7,138,789	113,223	142,122	4,220,788	3,768,742
San Francisco Bay Area	15,249,362	14,164,691	10,397,657	15,747,770	9,912,144	11,385,385	6,643,393	3,906,918	2,095,749	2,680,818	7,457,379
Seattle	1,635,719	791,072	1,846,324	6,855,316	2,320,841	1,515,752	644,281	2,195,046	455,711	3,295,171	5,629,548
Portland	—	74,617	—	126,985	3,292,449	399,794	148,286	—	—	—	—
Denver	230,196	502,069	4,958,352	1,935,789	541,825	1,399,857	325,764	522,048	—	2,014,756	—
Salt Lake City	121,189	824,181	2,498,555	1,797,094	1,729,043	622,871	777,078	285,276	—	—	—
Chicago	583,598	883,103	2,224,542	1,360,886	2,185,682	1,701,330	473,418	1,876,377	165,787	503,348	2,730,846
Austin	669,162	1,017,795	361,359	2,297,539	146,434	—	—	159,591	1,651,542	—	—
Dallas	214,660	965,210	3,259,327	2,539,857	1,440,899	928,694	100,660	241,100	125,532	—	—
Washington, D.C.
Downtown	11,925,937	14,414,566	4,575,663	9,202,921	2,144,332	2,294,687	5,146,143	11,879,825	4,175,720	811,744	30,717,614
Suburban	8,123,859	5,434,611	6,438,622	9,873,901	6,521,726	9,393,150	3,301,839	845,501	857,865	3,972,636	1,066,927

Total	$45,320,355	$45,469,094	$45,952,196	$62,554,920	$37,321,201	$37,121,249	$25,921,265	$22,299,847	$9,856,698	$17,499,261	$51,371,056

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	1st Quarter 2006
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	2,701	22.13	11.26%	2.00	0.89	2.00	2.89
Chicago	105,180	19.03	-21.48%	9.04	10.46	37.11	47.57
Dallas	23,595	25.32	2.58%	5.16	1.61	9.53	11.14
Denver	1,774	16.12	-22.32%	1.79	1.73	3.47	5.20
Los Angeles	31,564	28.17	-2.14%	5.14	7.53	26.49	34.02
Orange County	6,391	28.95	7.62%	30.00	—	—	—
Portland	—	—	—	—	—	—	—
Salt Lake City	13,327	18.06	12.45%	1.77	0.44	1.93	2.37
San Diego	111,136	28.64	10.79%	4.09	4.24	11.31	15.55
San Francisco Bay	101,580	25.33	-27.95%	5.46	8.27	26.99	35.26
Seattle	159,500	19.18	-2.28%	5.52	6.18	17.48	23.66
Washington, D.C.
Suburban	32,021	33.33	1.18%	4.27	2.87	10.72	13.59
Downtown	59,386	43.96	13.46%	6.94	5.67	33.28	38.95
Total	648,155	28.08	-4.99%	5.66	6.35	21.77	28.12

	1st Quarter 2005
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	—	—	—	—	—	—	—
Chicago	43,610	20.10	-17.06%	6.47	7.76	28.06	35.82
Dallas	20,019	21.31	-5.07%	4.02	3.62	10.14	13.76
Denver	31,073	15.56	-24.70%	6.40	6.71	17.76	24.47
Los Angeles	—	—	—	—	—	—	—
Orange County	—	—	—	—	—	—	—
Portland	—	—	—	—	—	—	—
Salt Lake City	42,396	17.20	-7.70%	5.19	3.17	10.83	14.00
San Diego	88,566	26.98	22.30%	8.41	7.00	20.81	27.81
San Francisco Bay	178,495	16.94	-34.29%	4.39	2.76	8.37	11.13
Seattle	6,888	20.90	-13.81%	5.37	3.04	23.04	26.08
Washington, D.C.
Suburban	67,455	32.85	7.63%	6.02	4.02	17.51	21.53
Downtown	23,605	43.68	2.55%	7.92	9.99	44.07	54.06
Total	502,107	22.67	-11.65%	5.85	4.77	16.24	21.01

*	Percent change in GAAP rental rates excludes leases for space vacant greater than one year.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

25 Largest Tenants - Based on Annualized Base Rent

Tenant	Percentage of Portfolio Annualized Rent	Square Feet	Percentage of Occupied Square Feet
Dickstein Shapiro Morin & Oshinsky LLP	4.63%	394,775	2.14%
Patton Boggs, L.L.P.	2.27%	190,975	1.04%
Sun Microsystems, Inc.	2.01%	270,427	1.47%
Nortel Networks, Inc.	1.97%	258,048	1.40%
Cell Genesys, Inc.	1.87%	155,685	0.85%
Nextel Communications, Inc.	1.82%	359,906	1.96%
Lattice Semiconductor Corp.	1.53%	216,650	1.18%
Gateway, Inc.	1.51%	287,478	1.56%
Merrill Lynch	1.35%	124,152	0.67%
Citicorp	1.31%	146,148	0.79%
Skadden, Arps, Slate, Meagher & Flom LLP	1.31%	112,253	0.61%
King & Spalding	1.25%	107,471	0.58%
American Chemistry Council	1.19%	144,875	0.79%
Time Warner Communications	1.08%	230,842	1.25%
MCI	1.04%	105,206	0.57%
The Scripps Research Institute	0.95%	76,894	0.42%
KPMG, L.L.P.	0.89%	135,558	0.74%
Nokia IP, Inc.	0.87%	131,561	0.71%
TSMC North America, Inc.	0.77%	110,590	0.60%
Chronicle of Higher Education, Inc.	0.73%	76,382	0.41%
Metabasis Therapeutics, Inc.	0.73%	81,816	0.44%
Federal Deposit Insurance Corporation	0.73%	88,740	0.48%
PMC-Sierra, Inc.	0.73%	108,242	0.59%
New Cingular Wireless	0.72%	155,830	0.85%
Torrey Mesa Research Institute	0.69%	79,759	0.43%

	33.95%	4,150,263	22.53%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Development Activity by Market

Under Construction @ 3/31/06	% Ownership	Square Feet	Start Date	Estimated Completion Date	Estimated Stabilization Date	In Place Dev Costs ($000)	Estimated Remaining Costs to Complete ($000)	Total Projected Investment ($000)	Estimated Stabilized Return	% Currently Leased or Committed
Salt Lake
Wasatch 16	100%	79,469	1Q06	1Q07	1Q08	1,938	9,872	11,810	9.3%	0.0%
San Diego
La Jolla SR	100%	40,000	1Q06	4Q06	4Q07	3,723	10,753	14,476	9.3%	0.0%
Dallas
Legacy Town Center III	20%	154,134	2Q05	2Q06	2Q07	12,097	13,006	25,103	9.3%	0.0%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Land Held for Future Development

Wholly Owned Land	Market	Acres	Buildable Office Square Feet
Canyon Pointe A-B	Seattle, WA	10	173,760
Canyon Park 5	Seattle, WA	4	64,320
Sunset Corporate	Portland, OR	12	124,800
Westlake	Seattle, WA	4	705,000
Dry Creek Corporate Center	Denver, CO	60	748,000
Sorenson Research Park XI	Salt Lake City, UT	6	80,238
Creekside 2	Salt Lake City, UT	6	78,000
Tollway Plaza III	Dallas, TX	4	134,400
Royal Ridge IV & V	Dallas, TX	29	417,000

Total Wholly Owned Land		135	2,525,518

Partially Owned Land
Panorama IV	Denver, CO	7	136,850
Panorama VII	Denver, CO	6	100,000
Panorama IX	Denver, CO	6	125,490
Riata 1	Austin, TX	4	61,585
Riata Crossing 4	Austin, TX	5	79,780
Riata Crossing 6	Austin, TX	8	49,702
Seven/Eight Parkway North	Chicago, IL	11	250,567
Royal Ridge Bldgs 4 & 6	Dallas, TX	11	197,998
Royal Ridge Bldg 8	Dallas, TX	6	132,709

Total Partially Owned Land		64	1,134,681

Total All Land Held for Future Development		199	3,660,199

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures

Reconciliation of Diluted Funds from Operations to Net Income

	Quarter Ended
(In thousands)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Net income	$17,488	$28,182	$13,627	$11,868	$95,042
Depreciation and amortization	40,560	39,726	38,545	37,169	36,728
Minority interest	(460)	2,415	3,140	1,714	1,506
Gain on sales of properties	(17,584)	(26,939)	(11,196)	(4,436)	(88,094)
Preferred stock dividends and dividends on unvested restricted stock	(4,069)	(4,027)	(4,020)	(4,044)	(3,780)

Diluted funds from operations(1)	$35,935	$39,357	$40,096	$42,271	$41,402

(1)	FFO is a widely used measure of operating performance for real estate companies. We provide FFO as a supplement to net income calculated in accordance with GAAP. Although FFO is a widely used measure of operating performance for equity REITs, FFO does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO is helpful to investors as a measure of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gain and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO may not be comparable to FFO reported by other REITs.

Reconciliation of Diluted Funds from Operations per Share to Diluted Earnings per Share

	Quarter Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Net income	$0.23	$0.41	$0.17	$0.14	$1.54
Add: Depreciation and amortization	0.68	0.62	0.61	0.61	0.58
Less: Gain on sale of property	(0.30)	(0.42)	(0.18)	(0.07)	(1.46)
Minority interest adjustment	—	0.04	0.05	0.03	0.03
Adjustment for share difference(2)	—	(0.03)	(0.01)	(0.02)	—

Diluted funds from operations(1)	$0.61	$0.62	$0.64	$0.69	$0.69

(1)	Fund from operating is defined as net income, excluding gains on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.
(2)	Operating partnership units are considered to be converted to common shares for any period in which they are not antidilutive. Diluted FFO per share may include operating partnership units in periods which operating partnership units are antidilutive for EPS purposes.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures (con’t)

Reconciliation of EBITDA to Net Income

	Quarter Ended
(In thousands)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
EBITDA(1)	$71,239	$76,497	$71,493	$72,605	$77,371
Add: Gain (loss) on sale of assets	17,584	26,939	11,196	4,436	88,094
Less: Interest	(30,669)	(30,997)	(29,100)	(28,147)	(29,499)
Taxes	(546)	103	(428)	(130)	(172)
Depreciation/amortization
- Continuing operations	(37,101)	(35,514)	(33,433)	(32,459)	(32,518)
- Discontinued operations	—	(737)	(2,057)	(2,250)	(2,443)
Impairment losses	—	(5,500)	(648)	(210)	(4,000)
Minority interest	(3,019)	(2,609)	(3,396)	(1,977)	(1,791)

Net income	$17,488	$28,182	$13,627	$11,868	$95,042

(1)	EBITDA is a non-GAAP financial measure and we believe it is helpful to investors due to the significance of our long-lived assets and their associated significant depreciation expense. This data should not be considered as an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, we may calculate EBITDA differently from other companies and our EBITDA may not be comparable to similarly titled measures reported by other companies. Interest expense, depreciation and amortization, taxes, impairment losses, minority interests, net gain on sales of real estate and preferred dividends are not reflected in the presentation of EBITDA. We caution investors that these excluded items are significant components in understanding and assessing our financial performance.

Secured Property Operating Income/EBITDA

	Quarter Ended
(In thousands, except ratio)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Secured Property Operating Income	$11,337	$11,115	$9,277	$11,684	$11,751
Total EBITDA	71,239	76,497	71,493	72,605	77,371

Secured Property NOI/Total EBITDA	15.9%	14.5%	13.0%	16.1%	15.2%

Secured property operating income is computed as rental revenues less property operating expenses and real estate taxes from only those properties with mortgage debt.

See the table above for reconciliation of EBITDA to net income.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures

Reconciliation of Funds Available for Distribution to Net Income

	Quarter Ended
(In thousands, except ratio)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Net income	$17,488	$28,182	$13,627	$11,868	$95,042
Depreciation and amortization	40,560	39,726	38,545	37,169	36,728
Minority interest	(460)	2,415	3,140	1,714	1,506
Gain on sale of property	(17,584)	(26,939)	(11,196)	(4,436)	(88,094)
Preferred stock dividends and dividends on unvested restricted stock	(4,069)	(4,027)	(4,020)	(4,044)	(3,780)

Diluted funds from operations(1)	35,935	39,357	40,096	42,271	41,402

Less: Lease commissions	(4,908)	(4,088)	(5,636)	(3,012)	(4,271)
Lease incentives/Allowances for tenant owned improvements/ Tenant improvement	(25,193)	(37,997)	(11,822)	(10,215)	(6,063)
Building capital additions	(3,954)	(5,968)	(3,689)	(2,102)	(1,848)
Lease intangible amortization(3)	2,081	2,453	2,655	2,011	2,009
Straight line rent	(7,104)	(7,082)	(3,817)	331	(2,487)
Impairment losses	—	5,500	649	210	4,000
Antidilutive FFO allocable to minority Unitholders	3,194	—	—	—	—

Funds available for distribution to common shareholders(1)	$51	$(7,825)	$18,436	$29,494	$32,742

Common dividends and distributions(2)	$32,028	$31,895	$32,241	$30,492	$30,276

Funds available for distribution to common shareholders coverage ratio	0.0	(0.2)	0.6	1.0	1.1

(1)	FFO and FAD are widely used measures of operating performance for real estate companies. We provide FFO and FAD as supplements to net income calculated in accordance with GAAP. Although FFO and FAD are widely used measures of operating performance for equity REITs, FFO and FAD do not represent net income calculated in accordance with GAAP. As such, they should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO and FAD do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO and FAD are helpful to investors as measures of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO and FAD, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO and FAD may not be comparable to FFO and FAD reported by other REITs.
(2)	Common dividends and distributions include distributions to minority unitholders. For the quarter ended 3/31/06, minority units were antidilutive for the computation of Diluted FFO and FFO allocable to minority unitholders reduces Diluted FFO. FFO allocable to minority unitholders is added back for the computation of the FAD coverage ratio as the minority distributions are included in the calculation.
(3)	Amortization associated with above/below market leases and lease incentives.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures (con’t)

Reconciliation of Property Operating Income to Net Income

	Quarter Ended
(In thousands)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Property operating income	$75,056	$75,550	$69,832	$70,703	$75,367
Less: Interest expense	(30,669)	(30,997)	(29,100)	(28,147)	(29,499)
General and administrative expense	(12,690)	(10,829)	(10,121)	(10,179)	(10,749)
Depreciation and amortization	(37,101)	(35,514)	(33,433)	(32,459)	(32,517)
Income taxes	(546)	103	(428)	(130)	(172)
Minority interest	(3,019)	(2,609)	(3,396)	(1,977)	(1,791)
Add: Real estate service revenue	5,864	7,813	5,128	5,222	5,573
Gain (loss) on sale of properties and impairment losses	17,584	4,038	29	663	88,094
Other income	3,009	2,868	2,718	2,534	2,520
Discontinued operations	—	17,759	12,398	5,638	(1,784)

Net income	$17,488	$28,182	$13,627	$11,868	$95,042

*	Property operating income is the performance measure used to assess the results of our real estate property segment. Although property operating income is a widely used measure of operating performance for equity REITs, property operating income does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest and depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

Computation of Fixed Charge Coverage Ratio

	Quarter Ended
(In thousands, except ratios)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Amortizing principal payments	$1,263	$1,230	$1,186	$1,162	$1,497
Preferred stock dividends	3,774	3,773	3,773	3,774	3,774
Prepayment penalties on debt	—	(1,196)	—	—	—
Interest expense	30,669	30,997	29,100	28,147	29,499

Fixed changes excluding capitalized interest	35,706	34,804	34,059	33,083	34,770
Add: Capitalized interest	651	76	—	—	—

Fixed charges including capitalized interest	$36,357	$34,880	$34,059	$33,083	$34,770

EBITDA	$71,239	$76,497	$71,493	$72,605	$77,371

Fixed charge coverage excluding capitalized interest	2.0	2.2	2.1	2.2	2.2
Fixed charge coverage including capitalized interest	2.0	2.2	2.1	2.2	2.2

Computation of Interest Coverage Ratio

	Quarter Ended
(In thousands, except ratios)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Interest expense	$30,669	$30,997	$29,100	$28,147	$29,499
Prepayment penalties on debt	—	(1,196)	—	—	—

Fixed changes excluding capitalized interest	30,669	29,801	29,100	28,147	29,499
Add: Capitalized interest	651	76	—	—	—

Fixed charges including capitalized interest	$31,320	$29,877	$29,100	$28,147	$29,499

EBITDA	$71,239	$76,497	$71,493	$72,605	$77,371

Interest coverage excluding capitalized interest	2.3	2.6	2.5	2.6	2.6
Interest coverage including capitalized interest	2.3	2.6	2.5	2.6	2.6